EXHIBIT 10.20

PROMISSORY NOTE

Principal $100,000.00	Loan Date 10-10-2013	Maturity 10-10-2014	Loan No. 2424	Call / Coll 210	Account 5324	Officer BCW	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Fuse Medical LLC	Lender:	Trinity Bank, N. A.
	PO Box 101782		3500 West Vickery Blvd
	Fort Worth, TX 76185		Fort Worth, TX 76107

Principal Amount: $100,000.00	Date of Note: October 10, 2013

PROMISE TO PAY. Fuse Medical LLC (“Borrower”) promises to pay to Trinity Bank. N.A. (“Lender”), or order, in lawful money of the United States of America, the principle amount of One Hundred Thousand & 00/100 ($100,000.00) or as much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance, calculated as described in the “INTEREST CALCULATION METHOD” paragraphs using an interest rate of 2.250% per annum based on a year of 360 days. Interest shall be calculated from the date of each advance until repayment of each advance or maturity, whichever occurs first. The interest rate may change under the terms and conditions of the “POST MATURITY RATE” section.

CHOICE OF USURY CEILING AND INTEREST RATE. The interest rate on this Note has been implemented under the “Weekly Ceiling” as referred to in Sections 303.002 and 303.003 of the Texas Finance Code. However, Lender reserves the right to implement a different interest rate and to renew such rate, provided Lender complies with the requirements of Sections 303.101, 102 and 103 of the Texas Finance Code.

PAYMENT. Borrower will pay this loan in full immediately upon Lender’s demand. If no demand is made, Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on October 10, 2014. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning November 10, 2013, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied to principal and interest as billed. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

MAXIMUM INTEREST RATE. Under no circumstances will the interest rate on this Note exceed (except for any higher default rate shown below) the lesser of 18.000% per annum or the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis of a year of 365 or 366 days, as the case may be. All interest payable under this Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

PROMISSORY NOTE
(Continued)

Loan No. 2424	Page 2

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Prepayment in full shall consist of payment of the remaining unpaid principal balance together with all accrued and unpaid interest and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, and in no event will Borrower ever be required to pay any unearned interest. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Trinity Bank, N.A.; 3500 West Vickery Blvd; Fort Worth, TX 76107.

POST MATURITY RATE. The Post Maturity Rate on this Note is the lesser of (A) the maximum rate allowed by law or (B) 18.000% per annum based on a year of 360 days. Borrower will pay interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate.

DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to repay this Note or perform Borrower’s obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower’s existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

PROMISSORY NOTE
(Continued)

Loan No. 2424	Page 3

LENDER’S RIGHTS. Upon default, Lender may declare the entire indebtedness, including the unpaid principal balance under this Note, all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, immediately due, without notice, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire an attorney to help collect this Note if Borrower does not pay, and Borrower will pay Lender’s reasonable attorneys’ fees. Borrower also will pay Lender all other amounts Lender actually incurs as court costs, lawful fees for filing, recording, releasing to any public office any instrument securing this Note; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this Note. or premiums or identifiable charges received in connection with the sale of authorized insurance.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Texas without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Texas.

DISHONORED CHECK CHARGE. Borrower will pay a processing fee of $25.00 if any check given by Borrower to Lender as a payment on this loan is dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge for setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein; deposit accounts described in an Assignment of Deposit Account dated October 10, 2013.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower’s accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor’s guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure. This revolving line of credit shall not be subject to Ch. 346 of the Texas Finance Code.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Borrower may notify Lender if Lender reports any inaccurate information about Borrower’s account(s) to a consumer reporting agency. Borrower’s written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: Trinity Bank, N.A. 3500 W. Vickery Blvd Fort Worth, TX 76107.

PROMISSORY NOTE
(Continued)

Loan No. 2424	Page 4

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender’s right to declare payment of this Note on its demand. NOTICE: Under no circumstances (and notwithstanding any other provisions of this Note) shall the interest charged, collected, or contracted for on this Note exceed the maximum rate permitted by law. The term “maximum rate permitted by law” as used in this Note means the greater of (a) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (b) the higher, as of the date of this Note, of the “Weekly Ceiling” or the “Quarterly Ceiling” as referred to in Sections 303.002, 303.003 and 303.006 of the Texas Finance Code. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as “charge or collect”), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, notice of dishonor, notice of intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER: FUSE MEDICAL LLC CCEP HOLDINGS LLC, Manager of Fuse Medical LLC

By:	/s/ Christopher C Pratt
Christopher C Pratt, Manager of CCEP Holdings LLC

TWELVE GLOBAL LLC, Manager of Fuse Medical LLC

By:	/s/ Jonathan G. Brown
Jonathan G. Brown, Manager of Twelve Global LLC

AXIS GLOBAL, LLC, Manager of Fuse Medical LLC

By:	/s/ D. Alan Meeker
D. Alan Meeker, Manager of Axis Global LLC

RESURGE HOSPITALS, INC., Manager of Fuse Medical LLC

By:	/s/ Rusty Shelton
Rusty Shelton, President of ReSurge Hospitals, Inc.

ASSIGNMENT OF DEPOSIT ACCOUNT

Principal $100,000.00	Loan Date 10-10-2013	Maturity 10-10-2014	Loan No. 2424	Call / Coll 210	Account 5324	Officer BCW	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Fuse Medical LLC	Lender:	Trinity Bank, N. A.
	PO Box 101782		3500 West Vickery Blvd
	Fort Worth, TX 76185		Fort Worth, TX 76107

Grantor:	Christopher C Pratt Cesily Pratt 6350 Elm Crest Ct Fort Worth, TX 76132

THIS ASSIGNMENT OF DEPOSIT ACCOUNT dated October 10, 2013, is made and executed among Christopher C Pratt and Cesily Pratt (“Grantor”); Fuse Medical LLC (“Borrower”); and Trinity Bank, N. A. (“Lender”).

ASSIGNMENT. For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit accounts described below, to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word “Collateral’ means the following described deposit account (“Account”):

Trinity Bank Money Market Account Number 6003941 in the names of Christopher and Cesily Pratt, with an approximate balance of $100,000.00, including all renewals and extensions thereof.

together with (A) all interest, whether now accrued or hereafter accruing; (B) all additional deposits hereafter made to the Account; (C) any and all proceeds from the Account; and (D) all renewals, replacements and substitutions for any of the foregoing.

BORROWER’S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (A) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (B) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (C) Borrower waives any defenses that may arise because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR’S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (A) this Agreement is executed at Borrower’s request and not at the request of Lender; (B) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender; (C) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower’s financial condition; and (D) Lender has made no representation to Grantor about Borrower or Borrower’s creditworthiness.

ASSIGNMENT OF DEPOSIT ACCOUNT
(Continued)

Loan No. 2424	Page 2

GRANTOR’S WAIVERS. Grantor waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Borrower or Grantor, or any other party to the Indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower, without first obtaining the consent of Grantor: (A) grant any extension of time for any payment, (B) grant any renewal, (C) permit any modification of payment terms or other terms, or (D) exchange or release any Collateral or other security. No such act or failure to act shall affect Lender’s rights against Grantor or the Collateral.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

GRANTOR’S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Ownership. Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

Right to Grant Security Interest. Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.

No Prior Assignment. Grantor has not previously granted a security interest in the Collateral to any other creditor.

No Further Transfer. Grantor shall not sell, assign, encumber, or otherwise dispose of any of Grantor’s rights in the Collateral except as provided in this Agreement.

No Defaults. There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

Proceeds. Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor in trust for Lender and immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

Validity; Binding Effect. This Agreement is binding upon Grantor and Grantor’s successor and assigns and is legally enforceable in accordance with its terms.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender’s security interest. At Lender’s request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender’s security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. Grantor will promptly notify Lender of any change to Grantor’s name or the name of any individual Grantor, any individual who is a partner for a Grantor, and any individual who is a trustee or settler or trustor for a Grantor under this Agreement. Grantor will also promptly notify Lender of any change to the name that appears on the most recently issued, unexpired driver’s license or state-issued identification card, any expiration of the most recently issued driver’s license or state-issued identification card for Grantor or any individual for whom Grantor is required to provide notice regarding name changes.

ASSIGNMENT OF DEPOSIT ACCOUNT
(Continued)

Loan No. 2424	Page 3

LENDER’S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Agreement will remain in effect until (a) there no longer is any Indebtedness owing to Lender; (b) all other obligations secured by this Agreement have been fulfilled; and (c) Grantor, in writing, has requested from Lender a release of this Agreement.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor’s failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures paid by Lender for such purposes will then bear interest at the Note rate from the date paid by Lender to the date of repayment by Grantor. To the extent permitted by applicable law, all such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (A) for the collection or protection of any income on the Collateral; (B) for the preservation of rights against issuers of the Collateral or against third persons; (C) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral; nor (D) for informing the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness:

Other Defaults. Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Grantor.

Default in Favor of Third Parties. Borrower, any guarantor or Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s, any guarantor’s or Grantor’s property or ability to perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower’s or Grantor’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

ASSIGNMENT OF DEPOSIT ACCOUNT
(Continued)

Loan No. 2424	Page 4

Death or Insolvency. The death of Borrower or Grantor or the dissolution or termination of Borrower’s or Grantor’s existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower’s or Grantor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower’s or Grantor’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Borrower’s or Grantor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable, it may be cured if Grantor, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, or at any time thereafter. Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

Accelerate Indebtedness. Lender may declare all Indebtedness of Borrower to Lender immediately due and payable, without notice of any kind to Borrower or Grantor.

Application of Account Proceeds. Lender may take directly all funds in the Account and apply them to the indebtedness. If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Borrower or Grantor as the interests of Borrower or Grantor may appear. Borrower agrees to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness. Lender also shall have all the rights of a secured party under the Texas Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement.

Transfer Title. Lender may effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor’s attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

Other Rights and Remedies. Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the Texas Uniform Commercial Code, at law, in equity, or otherwise.

ASSIGNMENT OF DEPOSIT ACCOUNT
(Continued)

Loan No. 2424	Page 5

Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender’s rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

Cumulative Remedies. All of Lender’s rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor’s failure to perform, shall not affect Lender’s right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Grantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including Lender’s reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Texas without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Texas.

Joint and Several Liability. All obligations of Borrower and Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower. This means that each Borrower and Grantor signing below is responsible for all obligations in this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender’s rights or of any of Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor’s current address. Unless otherwise provided or required by law, if there is more than one Grantor any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

ASSIGNMENT OF DEPOSIT ACCOUNT
(Continued)

Loan No. 2424	Page 6

Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (1) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (2) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (3) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (4) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

Payment of Interest and Fees. Notwithstanding any other provision of this Agreement or any provision of any Related Document, Grantor does not agree or intend to pay, and Lender does not agree or intend to charge, collect, take, reserve or receive (collectively referred to herein as “charge or collect”), any amount in the nature of interest or in the nature at a fee for the Indebtedness which would in any way or event (including demand, prepayment, or acceleration) cause Lender to contract for, charge or collect more for the Indebtedness than the maximum Lender would be permitted to charge or collect by any applicable federal or Texas state law. Any such excess interest or unauthorized fee will, instead of anything stated to the contrary, be applied first to reduce the unpaid principal balance at the Indebtedness, and when the principal has been paid in full, be refunded to Grantor.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Account. The word “Account” means the deposit account described in the “Collateral Description” section.

Agreement. The word “Agreement” means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.

Borrower. The word “Borrower” means Fuse Medical LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

ASSIGNMENT OF DEPOSIT ACCOUNT
(Continued)

Loan No. 2424	Page 7

Collateral. The word “Collateral” means all of Grantor’s right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Default. The word “Default” means the Default set forth in this Agreement in the section titled “Default”.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word “Grantor” means Christopher C Pratt and Cesily Pratt.

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty at all or part of the Note.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word “Lender” means Trinity Bank, N. A., its successors and assigns.

Note. The word “Note” means the Note dated October 10, 2013 and executed by Fuse Medical LLC in the principal amount of $100,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Property. The word “Property” means all of Grantor’s right, title and interest in and to all the Property as described in the “Collateral Description” section of this Agreement.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

ASSIGNMENT OF DEPOSIT ACCOUNT
(Continued)

Loan No. 2424	Page 8

BORROWER AND GRANTOR HAVE READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED OCTOBER 10, 2013.

GRANTOR:

/s/ Christopher C Pratt	/s/ Cesily Pratt
Christopher C Pratt, Individually	Cesily Pratt, Individually

BORROWER: FUSE MEDICAL LLC CCEP HOLDINGS LLC, Manager of Fuse Medical LLC

By:	/s/ Christopher C Pratt
Christopher C Pratt, Manager of CCEP Holdings LLC

TWELVE GLOBAL LLC, Manager of Fuse Medical LLC

By:	/s/ Jonathan G. Brown
Jonathan G. Brown, Manager of Twelve Global LLC

AXIS GLOBAL, LLC, Manager of Fuse Medical LLC

By:	/s/ D. Alan Meeker
D. Alan Meeker, Manager of Axis Global LLC

RESURGE HOSPITALS, INC., Manager of Fuse Medical LLC

By:	/s/ Rusty Shelton
Rusty Shelton, President of ReSurge Hospitals, Inc.

LIMITED LIABILITY COMPANY RESOLUTION TO BORROW / GRANT COLLATERAL

Principal $100,000.00	Loan Date 10-10-2013	Maturity 10-10-2014	Loan No. 2424	Call / Coll 210	Account 5324	Officer BCW	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Company:	Fuse Medical LLC	Lender:	Trinity Bank, N. A.
	PO Box 101782		3500 West Vickery Blvd
	Fort Worth, TX 76185		Fort Worth, TX 76107

WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY’S EXISTENCE. The complete and correct name of the Company is Fuse Medical LLC (“Company”). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Company is duly authorized to transact business in the State of Texas and all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 4770 Bryant Irvin Ct Ste 400, Fort Worth, TX 76107. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the Company’s state of organization or any change in the Company’s name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company’s business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on October 29, 2013, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MANAGERS. The following named entities are managers of Fuse Medical LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

CCEP Holdings LLC	Manager	Y	/s/ Christopher C Pratt

Twelve Global LLC	Manager	Y	/s/ Jonathan G. Brown

Axis Global, LLC	Manager	Y	/s/ D. Alan Meeker

ReSurge Hospitals, Inc.	Manager	Y	/s/ Rusty Shelton

LIMITED LIABILITY COMPANY RESOLUTION TO BORROW / GRANT COLLATERAL
(Continued)

Loan No. 2424	Page 2

ACTIONS AUTHORIZED. Any four (4) of the authorized entities listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any four (4) of such authorized entities are authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Company’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Company’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all of the Company’s real property and all of the Company’s personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

LIMITED LIABILITY COMPANY RESOLUTION TO BORROW / GRANT COLLATERAL
(Continued)

Loan No. 2424	Page 3

FurtherActs. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the managers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company. Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business: None.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company’s name; (B) change in the Company’s assumed business name(s); (C) change in the management or in the Managers of the Company; (D) change in the authorized signer(s); (E) change in the Company’s principal office address; (F) change in the Company’s state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company’s name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING MANAGERS AND RESOLUTIONS. The managers named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, we have hereunto set our hand and attest that the signatures set opposite the names listed above are their genuine signatures.

We each have read all of the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral is dated October 10, 2013.

LIMITED LIABILITY COMPANY RESOLUTION TO BORROW / GRANT COLLATERAL
(Continued)

Loan No. 2424	Page 4

THIS RESOLUTION IS DELIVERED UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

CCEP HOLDINGS LLC, Manager of Fuse Medical LLC

By:	/s/ Christopher C Pratt	(Seal)
Christopher C Pratt, Manager of CCEP Holdings LLC

TWELVE GLOBAL LLC, Manager of Fuse Medical LLC

By:	/s/ Jonathan G Brown	(Seal)
Jonathan G Brown, Manager of Twelve Global LLC

AXIS GLOBAL, LLC, Manager of Fuse Medical LLC

By:	/s/ D. Alan Meeker	(Seal)
D. Alan Meeker, Manager of Axis Global, LLC

RESURGE HOSPITALS, INC., Manager of Fuse Medical LLC

By:	/s/ Rusty Shelton	(Seal)
Rusty Shelton, President of ReSurge Hospitals, Inc.

NOTE: If the managers signing this Resolution are designated by the foregoing document as one of the managers authorized to act on the Company’s behalf, it is advisable to have this Resolution signed by at least one non-authorized manager of the Company.

RESOLUTION OF LIMITED LIABILITY COMPANY MEMBER

Principal $100,000.00	Loan Date 10-10-2013	Maturity 10-10-2014	Loan No. 2424	Call / Coll 210	Account 5324	Officer BCW	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Fuse Medical LLC	Lender:	Trinity Bank, N. A.
	PO Box 101782		3500 West Vickery Blvd
	Fort Worth, TX 76185		Fort Worth, TX 76107

Company:	Axis Global, LLC
4770 Bryant Irvin Ct Ste 400
Fort Worth, TX 76107

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

ORGANIZATION. The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Nevada. The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at 4770 Bryant Irvin Ct Ste 400, Fort Worth, TX 76107. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records including its records concerning the Collateral. The Company will notify Lender prior to any change in the location of the Company’s state of organization or any change in the Company’s name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company’s business activities.

RELATIONSHIP TO BORROWER AND GRANTOR. The Company is a Member in Fuse Medical LLC. Fuse Medical LLC has applied or will be applying to Trinity Bank, N. A. (“Lender”) for a loan or loans and other financial accommodations from Lender and has agreed to grant collateral for a loan or loans and other financial accommodations from Lender to Fuse Medical LLC, including those which may be described on any exhibit or schedule attached to this Resolution. The Company has considered the value of Fuse Medical LLC obtaining the financial accommodations described above and granting the collateral.

AUTHORIZATION TO BE A MEMBER. The Company is authorized to be and become a Member in the Limited Liability Company named Fuse Medical LLC, whose office is at 4770 Bryant Irvin Ct Ste 400, Fort Worth, TX 76107.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held on April 25, 2012, at which a quorum was present and voting or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

RESOLUTION OF LIMITED LIABILITY COMPANY MEMBER
(Continued)

Loan No. 2424	Page 2

MANAGER. The following named person is a manager of Axis Global, LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

D. Alan Meeker	Manager	Y	/s/ D. Alan Meeker

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Company:

Execute Documents. As Member of Fuse Medical LLC, to execute and deliver to Lender the form of Limited Liability Company Resolution and other loan documents submitted by Lender, confirming the nature and existence of Fuse Medical LLC, including the Company’s participation in Fuse Medical LLC as a Member, and evidencing the terms of the loan from Lender to Fuse Medical LLC.

Authorize Managers. To authorize other managers or employees of the Company, from time to time, to act in his or her stead or as his or her successors on behalf of the Company as Member in Fuse Medical LLC.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the manager may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time prior to any (A) change in the Company’s name; (B) change in the Company’s assumed business name(s); (C) change in the management or in the Managers of the Company; (D) change in the authorized signer(s); (E) change in the Company’s principal office address; (F) change in the Company’s state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company’s name or state of organization will take effect until after Lender has received notice.

PARTICIPATION AUTHORIZED. The Company’s participation in Fuse Medical LLC as a Member and the execution, delivery, and performance of the documents described herein have been duly authorized by all necessary action by the Company and do not conflict with, result in a violation of, or constitute a default under (A) any provision of its articles of organization, or any agreement or other instrument binding upon the Company or (B) any law, governmental regulation, court decree, or order applicable to the Company.

CERTIFICATION CONCERNING MANAGERS AND RESOLUTIONS. The manager named above is duly elected, appointed, or employed by or for the Company, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

RESOLUTION OF LIMITED LIABILITY COMPANY MEMBER
(Continued)

Loan No. 2424	Page 3

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct. This Resolution of Limited Liability Company Member is dated October 10, 2013.

CERTIFIED TO AND ATTESTED BY:

By:	/s/ D. Alan Meeker
D. Alan Meeker, Manager of Axis Global, LLC

RESOLUTION OF CORPORATE LLC MEMBER

Principal $100,000.00	Loan Date 10-10-2013	Maturity 10-10-2014	Loan No. 2424	Call / Coll 210	Account 5324	Officer BCW	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Fuse Medical LLC PO Box 101782 Fort Worth, TX 76185	Lender:	Trinity Bank, N. A. 3500 West Vickery Blvd Fort Worth, TX 76107

Company:	ReSurge Hospitals, Inc. 1026 E Canyon Rd Hyde Park, UT 84318

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

ORGANIZATION. The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Utah. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 1026 E Canyon Rd, Hyde Park, UT 84318. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records including its records concerning the Collateral. The Corporation will notify Lender prior to any change in the location of the Corporation’s state of organization or any change in the Corporation’s name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation’s business activities.

RELATIONSHIP TO BORROWER AND GRANTOR. The Corporation is a Member in Fuse Medical LLC. Fuse Medical LLC has applied or will be applying to Trinity Bank, N. A. (“Lender”) for a loan or loans and other financial accommodations from Lender and has agreed to grant collateral for a loan or loans and other financial accommodations from Lender to Fuse Medical LLC, including those which may be described on any exhibit or schedule attached to this Resolution. The Corporation has considered the value of Fuse Medical LLC obtaining the financial accommodations described above and granting the collateral.

RESOLUTION OF CORPORATE LLC MEMBER
(Continued)

Loan No. 2424	Page 2

AUTHORIZATION TO BE A MEMBER. The Corporation is authorized to be and become a Member in the Limited Liability Company named Fuse Medical LLC, whose office is at 4770 Bryant Irvin Ct Ste 400, Fort Worth, TX 76107.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation’s shareholders, duly called and held on May 20, 2002, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of ReSurge Hospitals, Inc.:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

Rusty Shelton	President	Y	/s/ Rusty Shelton

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Execute Documents. As Member of Fuse Medical LLC, to execute and deliver to Lender the form of Limited Liability Company Resolution and other loan documents submitted by Lender, confirming the nature and existence of Fuse Medical LLC, including the Corporation’s participation in Fuse Medical LLC as a Member, and evidencing the terms of the loan from Lender to Fuse Medical LLC.

Authorize Officers. To authorize other officers or employees of the Corporation, from time to time, to act in his or her stead or as his or her successors on behalf of the Corporation as Member in Fuse Medical LLC.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation’s name; (B) change in the Corporation’s assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation’s principal office address; (F) change in the Corporation’s state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation’s name or state of organization will take effect until after Lender has received notice.

PARTICIPATION AUTHORIZED. The Corporation’s participation in Fuse Medical LLC as a Member and the execution, delivery, and performance of the documents described herein have been duly authorized by all necessary action by the Corporation and do not conflict with, result in a violation of, or constitute a default under (A) any provision of its articles of incorporation, bylaws, or any agreement or other instrument binding upon the Corporation or (B) any law, governmental regulation, court decree, or order applicable to the Corporation.

RESOLUTION OF CORPORATE LLC MEMBER
(Continued)

Loan No. 2424	Page 3

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at Lender’s address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Resolution of Corporate LLC Member is dated October 10, 2013.

CERTIFIED TO AND ATTESTED BY:

By:	/s/ Rusty Shelton
Rusty Shelton, President of ReSurge Hospitals, Inc.

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $100,000.00	Loan Date 10-10-2013	Maturity 10-10-2014	Loan No. 2424	Call / Coll 210	Account 5324	Officer BCW	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Fuse Medical LLC PO Box 101782 Fort Worth, TX 76185	Lender:	Trinity Bank, N. A. 3500 West Vickery Blvd Fort Worth, TX 76101

LOAN TYPE. This is a non-precomputed Fixed Rate (2.250%) Nondisclosable Revolving Line of Credit Loan to a Limited Liability Company for $100,000.00 due on October 10, 2014. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐           Personal, Family or Household Purposes.

☐           Personal Investment.

☒          Business, Agricultural and All Other.

SPECIFIC PURPOSE. The specific purpose of this loan is: renewal of working capital line of credit.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $100,000.00 as follows:

Other Disbursements:	$100,000.00
$100,000.00 Renewal of Loan #2424

Note Principal:	$100,000.00

DISBURSEMENT REQUEST AND AUTHORIZATION
(Continued)

Loan No. 2424	Page 2

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED OCTOBER 10, 2013.

BORROWER: FUSE MEDICAL, LLC CCEP HOLDINGS LLC, Manager of Fuse Medical LLC

By:	/s/ Christopher C Pratt
Christopher C Pratt, Manager of CCEP Holdings LLC

TWELVE GLOBAL LLC, Manager of Fuse Medical LLC

By:	/s/ Jonathan G. Brown
Jonathan G. Brown, Manager of Twelve Global LLC

AXIS GLOBAL, LLC, Manager of Fuse Medical LLC

By:	/s/ D. Alan Meeker
D. Alan Meeker, Manager of Axis Global LLC

RESURGE HOSPITALS, INC., Manager of Fuse Medical LLC

By:	/s/ Rusty Shelton

NOTICE OF FINAL AGREEMENT

Principal $100,000.00	Loan Date 10-10-2013	Maturity 10-10-2014	Loan No. 2424	Call / Coll 210	Account 5324	Officer BCW	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Fuse Medical LLC	Lender:	Trinity Bank, N. A.
	PO Box 101782		3500 West Vickery Blvd
	Fort Worth, TX 76185		Fort Worth, TX 76107

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term “Loan” means the following described loan: a non-precomputed Fixed Rate (2.250%) Nondisclosable Revolving Line of Credit Loan to a Limited Liability Company for $100,000.00 due on October 10, 2014. This is a secured renewal loan.

Loan Agreement. The term “Loan Agreement” means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

LLC Resolution: Fuse Medical LLC
Resolution of Limited Liability Company LLC Member: Axis Global, LLC
TX Commercial Guaranty: Christopher C Pratt
Disbursement Request and Authorization
Notice of Final Agreement

Resolution of Corporate LLC Member: Resurge Hospitals, Inc.
Customer Information Profile: Fuse Medical LLC
Promissory Note
TX Assignment of Deposit Account: Trinity Bank Money Market Account Number 6003941 in the names of Christopher and Cesily Pratt, with an approximate balance of $100,000.00, including all renewals and extensions thereof.; owned by Pratt and Pratt

Parties. The term “Parties” means Trinity Bank, N. A. and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	Fuse Medical LLC
Grantor(s):	Christopher C Pratt and Cesily Pratt
Guarantor 1:	Christopher C Pratt

NOTICE OF FINAL AGREEMENT
(Continued)

Loan No. 2424	Page 2

The Notice of Final Agreement is given by Trinity Bank, N. A. pursuant to Section 26.02 of the Texas Business and Commerce Code. Each Party who signs below, other than Trinity Bank, N.A. acknowledges, represents, and warrants to Trinity Bank, N.A. that it has received, read and understood this Notice of Final Agreement. This Notice is dated October 10, 2013.

BORROWER: FUSE MEDICAL LLC CCEP HOLDINGS LLC, Manager of Fuse Medical LLC

By:	/s/ Christopher C Pratt
Christopher C Pratt, Manager of CCEP Holdings LLC

TWELVE GLOBAL LLC, Manager of Fuse Medical LLC

By:	/s/ Jonathan G. Brown
Jonathan G. Brown, Manager of Twelve Global LLC

AXIS GLOBAL, LLC, Manager of Fuse Medical LLC

By:	/s/ D. Alan Meeker
D. Alan Meeker, Manager of Axis Global LLC

RESURGE HOSPITALS, INC., Manager of Fuse Medical LLC

By:	/s/ Rusty Shelton

GRANTOR:

/s/ Christopher C Pratt	/s/ Cesily Pratt
Christopher C Pratt, Individually	Cesily Pratt, Individually

GUARANTOR:

/s/ Christopher C Pratt
Christopher C Pratt, Individually

LENDER: TRINITY BANK, N. A.

/s/ Trinity Bank, N.A.
Authorized Signer